PRODUCT INFORMATION NOTICE DATED FEBRUARY 12, 2021
to the following variable annuity contracts

The Director M             First Horizon Director M        Director M Platinum
AmSouth Variable Annuity M     The Director M Select            The Huntington Director M
Fifth Third Director M         Wells Fargo Director M            Classic Director M
Director M Ultra             Director M Access            Director M Edge
Director M Plus             AmSouth Variable Annuity M Plus    The Director M Select Plus
The Director M Outlook         First Horizon Director M Outlook        Director M Platinum Outlook
AmSouth Variable Annuity M Outlook The Director M Select Outlook        Huntington Director M Outlook
Wells Fargo Director M Outlook     Classic Director M Outlook

ISSUED BY:
Talcott Resolution Life Insurance Company Separate Account Three

Director M Access         Director M Edge            Director M Plus
Director M Outlook         Wells Fargo Director M Outlook

ISSUED BY:
Talcott Resolution Life and Annuity Insurance Company Separate Account Three

This product information notice should be retained for future reference.

Effective on or about April 30, 2021, the name of each Fund is changing as indicated below:

Current Name	New Name
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund
Invesco Oppenheimer V.I. Global Fund	Invesco V.I. Global Fund
Invesco Oppenheimer V.I. Main Street Fund®	Invesco V.I. Main Street Fund®
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Invesco V.I. Main Street Small Cap Fund®
Putnam VT Equity Income Fund	Putnam VT Large Cap Value Fund

HV-7830